February 26, 2004

THE DREYFUS PREMIER FAMILY OF FUNDS

Supplement to Current Prospectus
Effective March 1, 2004, the following information supersedes and replaces the information contained in the section of the Fund’s
Prospectus entitled “Services for Fund Investors – Dreyfus
Automatic Withdrawal Plan”:

Dreyfus Automatic Withdrawal Plan For making
regular withdrawals from most Dreyfus funds. There will be no
CDSC on Class B or C shares, as long as the amount of any
withdrawal does not exceed on an annual basis 12% of the
greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Larkin-Supp-Pros-PF-029